NEW YORK HEALTH CARE, INC.

                        WARRANT TO PURCHASE COMMON STOCK

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                            EXERCISABLE ON OR BEFORE
                   5:00 P.M., NEW YORK TIME, FEBRUARY 24, 2010

No. W-                                                          ______ Warrants


                           NEW YORK HEALTH CARE, INC.


                               REDEEMABLE WARRANT

      This warrant certificate (the "Warrant Certificate") certifies that [ ] or registered assigns, is the registered holder of warrants to purchase, at any time until 5:00 P.M. New York City time on February 24, 2010 (the "Expiration Date"), up to [ ] fully-paid and non-assessable shares, subject to adjustment in accordance with Article 6 hereof (the "Warrant Shares"), of the common stock, par value per $.01 share (the "Common Shares"), of New York Health Care, Inc., a New York corporation (the "Company"), subject to the terms and conditions set forth herein. The warrants represented by this Warrant Certificate and any warrants resulting from a transfer or subdivision of the warrants represented by this Warrant Certificate shall sometimes hereinafter be referred to, individually, as a "Warrant" and, collectively, as the "Warrants."

      1. Exercise of Warrants. Each Warrant is initially exercisable to purchase one Warrant Share at an initial exercise price of $0.62 per Warrant Share, subject to adjustment as set forth in Article 6 hereof, payable in cash or by check to the order of the Company, or any combination of cash or check. Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices (currently located at 1850 McDonald Avenue, Brooklyn, New York 11223) the registered holder hereof (the "Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder, in whole or in part (but not as to fractional Common Shares).

      In lieu of the payment method set forth above, Holder may elect to exchange all or part of this Warrant, without the payment by Holder of any additional consideration, for a number of Warrant Shares determined in accordance with the formula set forth below, by presentation and surrender hereof to the Company at its principal office, with the annexed Form of Election hereto duly executed in which event the Company shall issue to Holder a number of Warrant Shares computed as follows:

                  X =      Y(A-B)
                              A

Where

                  X = The number of Warrant Shares to be issued to Holder.

                  Y = The number of Warrant Shares as to which this
                      Warrant is being tendered (at the date of such calculation).

                  A = The fair market value of a Warrant Share (at the date of such calculation).

                  B = The Exercise Price (as adjusted to the date of such
                      calculation).

      For purposes hereof, the fair market value of the Warrant Shares shall mean (i) if the Warrant Shares are traded on a securities exchange or on Nasdaq, the average of the closing prices of the Warrant Shares on such exchange or market over the 5 trading days ending immediately prior to the applicable date of valuation; (ii) if the Warrant Shares are not traded on a securities exchange or Nasdaq but are traded in the over-the-counter market, the average of the closing bid prices over the 30 day period ending immediately prior to the applicable date of valuation; and (iii) if neither (i) nor (ii) are applicable, the price per share of the Warrant Shares as such price shall be determined in good faith by the Board of Directors of the Company. In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon its surrender and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder.

      2. Issuance of Certificates. Upon the exercise of the Warrants and compliance by the holder thereof with all applicable securities laws and the conditions specified in the legend on the top of the first page of this Warrant, certificates for the Warrant Shares purchased pursuant to such exercise shall be issued without charge to the Holder, including, without limitation, any tax which may be payable in respect of such issuance, and such certificates shall (subject to the provisions of Article 4 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            The Warrant Certificates and, upon exercise of the Warrants, the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under applicable law.

            All Warrant Certificates shall bear and, upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

            "The securities represented by this certificate and/or the securities issuable upon exercise thereof have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available."

      3. Restriction on Transfer of Warrants. The Holder of this Warrant Certificate, by its acceptance, covenants and agrees that the Warrants and the Warrant Shares issuable upon exercise of the Warrants are being acquired as an investment and not with a view to the distribution thereof and acknowledges that any transfer of this Warrant or exercise thereof can only be made after the Holder has executed such documents as demonstrates to the Company that such assignment or exercise is being made in compliance with applicable securities laws.


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

      4. Registration Rights.

            4.1 Definitions. For purposes of this Section 4:

                  (i) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement.

                  (ii) "Registrable Securities" means all Warrant Shares of the Company issued or issuable under this Agreement, excluding in all cases, however, all such Common Stock and/or Warrant Shares sold pursuant to Rule 144 or to an effective registration statement or eligible to be sold pursuant to Rule 144 within 90 days following the date of on which the determination as to status as Registrable Securities is made.

                  (iii) "Holder" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities to whom rights under this Section 4 have been assigned in accordance with this Agreement.

            4.2 Shelf Registration.

                  (i) The Company will use its reasonable best efforts to file with the SEC no later than 45 calendar days after the final closing date of the Offering to which the issuance of these warrants relate (or, if there are multiple closing dates, the termination date of such Offering) (subject to the right to delay the filing as set forth below) (the "Required Filing Date"), a registration statement with the SEC under the Act for the sale and distribution of all of the Holders' Registrable Securities.

                  (ii) The Company will pay all expenses incurred in connection with any registration, qualification and compliance requested hereunder (excluding underwriters' or brokers' discounts and commissions and the fees and disbursements of counsel for any Holder), including without limitation all filing, registration and qualification, printers' and accounting fees and the fees and disbursements of counsel for the Company.

                  (iii) The Company will use its commercially reasonable efforts to cause the registration statement to be declared effective as promptly as practicable following filing, but in no event later than 180 days after the Termination Date of the Offering pursuant to which these Warrants are issued, and to remain effective until the earliest of (A) the date on which all the Registrable Securities have been resold, or (B) the date on which each Holder is able to sell all of such Holder's Registrable Securities in a single three-month period pursuant to Rule 144 without registration under the Act.

            4.3 Obligations of the Company. In order to effect the registration of any Registrable Securities under Section 4.2 of this Agreement, the Company will, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and deliver such registration statement, at the time of such filing, to each Holder.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Holders such number of copies of a prospectus in conformity with the requirements of the Act, and such other documents, as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                  (iv) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as will be reasonably requested by the


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

Holders and as required by such laws, provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (v) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and upon such notice the Company shall use its reasonable best efforts to correct such misstatement or omission promptly and to deliver to each Holder copies of such corrected prospectus included in such registration statement from the date of notice until the date of such correction. The period during which the Company is required to keep any registration statement filed pursuant to Section 4.2(i) effective shall be extended day-for-day for the amount of time required to amend such registration statement and deliver such prospectus relating thereto.

            4.4 Furnish Information. It will be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.2 hereof that each selling Holder will furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company reasonably deems to be required to effect the registration of such Holder's Registrable Securities.

            4.5 Indemnification. In the event any Registrable Securities are included in a registration statement under Section 4.2 hereof:

                  (i) to the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, stockholders, officers and directors of each Holder, and each person, if any, who controls such Holder within the meaning of the Act or the Exchange Act against any losses, claims, damages, or liabilities to which they may become jointly or severally liable subject under the Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

                        (A) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or

                        (B) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading;

and the Company will reimburse each such Holder, partner, stockholder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 4(e)(i) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent will not unreasonably be withheld, nor will the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, stockholder, officer, director, underwriter or controlling person of such Holder.

                  (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or stockholders or any person who controls such Holder within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer , stockholder or controlling person of such other Holder may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation that arises as a result of written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred, by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director, stockholder or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 4.5(ii) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent will not unreasonably be withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 4.5(ii) in respect of any Violation will not exceed the gross proceeds received by such Holder upon the sale of the Registrable Securities.

                  (iii) Promptly after receipt by an indemnified party under this Section 4.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party will have the right to retain its own counsel (limited to one such counsel for all indemnified parties), with the fees and expenses to be paid by the indemnifying party, if, in the written opinion of counsel to the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, will relieve such indemnifying party of liability to the extent that such indemnifying party is materially prejudiced with respect to a specific claim.

                  (iv) The foregoing indemnity agreement with respect to any prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any losses, claims, damages or liabilities purchased Registrable Securities, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) provided by the Company was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                  (v) If the indemnification provided for in Sections 4.5(i) or 4.5(ii) hereof shall be unavailable to hold harmless an indemnified party in respect of any liability under the Act, then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statement or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable consideration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution under this subsection (v) by an Holder exceed the gross proceeds from the offering received by such indemnifying party. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who or that was not guilty of such fraudulent misrepresentation.

                  (vi) The obligations of the Company and Holder under this
Section 4.5 will survive the completion of any offering of Registrable Securities pursuant to a registration statement, and otherwise.

            4.6 Holder Information. Each Holder covenants that it will promptly notify the Company of any changes in the information set forth in the registration statement regarding such Holder or such Holder's "Plan of Distribution."

      5. Price.


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

            5.1 Initial and Adjusted Exercise Price. The initial exercise price of each Warrant shall be $0.62 per Warrant Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of
Article 6 hereof.

            5.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

      6. Adjustments of Exercise Price, Redemption Target Price and Number of Warrant Shares.

            6.1 Dividends and Distributions. In case the Company shall at any time after the date hereof pay a dividend in Common Shares or make a distribution in Common Shares, then upon such dividend or distribution, the Exercise Price and the Redemption Target Price (as hereinafter defined)in effect immediately prior to such dividend or distribution shall be reduced to a price determined by dividing an amount equal to the total number of Common Shares outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price or the Redemption Target Price, as the case may be, in effect immediately prior to such dividend or distribution, by the total number of Common Shares outstanding immediately after such issuance or sale. For purposes of any computation to be made in accordance with the provisions of this Section 6.1, the Common Shares issuable by way of dividend or distribution shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for determination of stockholders entitled to receive such dividend or distribution.

            6.2 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding Common Shares, the Exercise Price and the Redemption Target Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

            6.3 Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 6, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the next highest full Common Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

            6.4 Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding Common Shares (other than a change in nominal value to no nominal value, or from no nominal value to nominal value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Shares, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the Warrants immediately prior to any such events at a price equal to the product of (i) the number of Warrant Shares issuable upon exercise of the Warrants and (ii) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

            6.5 Determination of Outstanding Shares. The number of Common Shares at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights and warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

      7. Exchange and Replacement of Warrant Certificates. This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.


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

            Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

      8. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Common Shares and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Common Shares.

      9. Reservation of Shares. The Company covenants and agrees that it will at all times reserve and keep available out of its authorized share capital, solely for the purpose of issuance upon the exercise of the Warrants, such number of Common Shares as shall be equal to the number of Warrant Shares issuable upon the exercise of the Warrants, for issuance upon such exercise, and that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder.

      10. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

            10.1 the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

            10.2 the Company shall offer to all the holders of its Common Shares any additional Common Shares or other shares of capital stock of the Company or securities convertible into or exchangeable for Common Shares or other shares of capital stock of the Company, or any option, right or warrant to subscribe therefor;

            10.3 a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

            10.4 the Company or an affiliate of the Company shall propose to issue any rights to subscribe for Common Shares or any other securities of the Company or of such affiliate to all the stockholders of the Company;

then, in any one or more of said events, the Company shall give written notice of such event at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

      11. Redemption of Warrants. The Warrants are redeemable by the Company, in whole or in part, on not less than thirty (30) days' prior written notice (the "Notice Period") at a price of $.01 per Warrant at any time; provided that (i) the average closing sale price (or the average of the closing bid and asked prices for any trading day on which no sales occur) of the Common Stock for any period of ten (10) consecutive trading days ending within 30 days prior to the day on which the Company gives notice of redemption (the "Call Date") is greater than $2.00 per share (subject to adjustment as provided in Article 6 hereof)(the


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

"Redemption Target Price") and (ii) the Warrant Shares are publicly tradable during the entire Notice Period, pursuant to a registration statement filed with and declared and remaining effective by, the Securities and Exchange Commission under the Act. Holders of the Warrants will have exercise rights until the close of business on the date fixed for redemption.

      12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when personally delivered, delivered by courier or sent by registered or certified mail (return receipt requested, postage prepaid), facsimile transmission or overnight courier:

            12.1 If to a registered Holder of the Warrants, to the address of such Holder as shown on the Warrant register of the Company; or

            12.2 If to the Company, to the address set forth in Article 1 of this Agreement or to such other address as the Company may designate by notice to the Holders.

      13. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

      14. Governing Law.

            14.1 Choice of Law. This Warrant Certificate shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the substantive laws of the State of New York, without giving effect to the choice of laws rules thereof.

            14.2 Jurisdiction and Service of Process. The Company and the Holder each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant Certificate, or any other agreement entered into between the Company and the Holder pursuant to the Private Placement shall be instituted exclusively in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York,
(b) waives any objection which the Company or such Holder may have now or hereafter based upon forum non conveniens or to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the Holder each further agrees (a) to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and
(b) that service of process upon the Company mailed by certified mail to it at its address, or to the Holder at its address, shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding. FURTHER, BOTH THE COMPANY AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THE TERMS OF THIS WARRANT CERTIFICATE AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSSCLAIM ASSERTED IN ANY SUCH ACTION.


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

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, as of this _____ day of ____________ 2005.



                                      NEW YORK HEALTH CARE, INC.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                         [FORM OF ELECTION TO PURCHASE]

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ Warrant Shares and herewith tenders in payment for such Warrant Shares cash or a check payable to the order of ____________________________ in the amount of $____________, all in accordance with the terms hereof.

      Elects the Net Issue Exercise option pursuant to Section ____ of the Warrant, an accordingly requests delivery of a net of ____________ of such securities, according to the following calculation:

         X = Y (A-B)                (      ) - (      ) [(      ) - (      )]
             -------                           ------------------------------
                 A                                (      )
                                                   ------

         Where X = the number of Warrant Shares to be issued to Holder.

         Y = ________, the number of Warrant Shares as to which the Warrant is being tendered (as adjusted to the date of such calculation). A = the fair market value of one Warrant Share.
         B = Exercise Price (as adjusted to the date of such calculation).

The undersigned requests that a certificate for such Warrant Shares be registered in the name of ________________, whose address is _______________________________________________________________________, and
that such certificate be delivered to ______________________, whose address is _______________________________ __________________________. Unless noted to the contrary below, the undersigned hereby represents to the Company that the undersigned is an "accredited investor" within the meaning of Regulation D of the Securities Act of 1933.

Dated:
      ------------------------

                                  Signature:
                                            ----------------------------------

                                  (Signature must conform in
                                  all respects to name of
                                  Holder as specified on the
                                  face of the Warrant
                                  Certificate).

                                  -------------------------------------------

                                  -------------------------------------------
                                  (Insert Social Security or Other Identifying
                                  Number of Holder)

                                  -------------------------------------------

                                  -------------------------------------------
                                  (Insert Address of Holder)

[FORM OF ASSIGNMENT]

      (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

      FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto
___________________________________________________________________________
(Please print name and address of transferee) this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                        Signature:
      ------------------------------------


                                              ---------------------------------
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the fact of the
                                              Warrant Certificate)


--------------------------------------------

--------------------------------------------
(Insert Social Security or Other Identifying
Number of Assignee)